Prospectus Supplement	February 1, 2016

Putnam Tax Exempt Money Market Fund
Prospectus dated January 30, 2016

At a meeting held on January 29, 2016, the Board of Trustees of Putnam Tax Exempt Money Market Fund (the “Fund”) approved a plan to liquidate the Fund upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about March 23, 2016 (the “Liquidation Date”).

Effective as of February 12, 2016, the Fund will be closed to new purchases, other than the reinvestment of dividends, in anticipation of the liquidation. Shareholders can redeem their shares from the Fund at any time on or before the close of business on March 23, 2016 (the “Record Date”) at the then-current net asset value.

On the Liquidation Date, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the Record Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Fund, who have not previously redeemed all of their shares or exchanged their Fund shares of another Putnam fund.

Shareholders should consult their tax advisors about the tax implications of the liquidation of the Fund.

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